Exhibit 10.2

GUARANTY

THIS GUARANTY (this “Guaranty”), dated as of August 10, 2010, is made and entered into by BioSphere Medical S.A., a French société anonyme, BioSphere Medical Japan, Inc., a Delaware corporation, and BSMD Ventures, Inc., a Delaware corporation (individually and collectively, as the context may require, and jointly and severally, “Guarantor”), in favor of Merit Medical Systems, Inc., a Utah corporation (“Lender”).

WHEREAS, BioSphere Medical, Inc., a Delaware corporation (“Borrower”), executed and delivered to Lender that certain Convertible Promissory Note, dated on the date hereof (as, amended, restated, supplemented or otherwise modified from time to time, the “Note”).

WHEREAS, Lender has required, as a condition to making the Loan, that Guarantor enter into this Guaranty.

WHEREAS, Guarantor is a subsidiary of Borrower and will benefit from the making of the Loan and the financial accommodations extended to Borrower pursuant to the Note.

NOW, THEREFORE, in consideration for the extension of credit and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, and to induce Lender to extend credit to Borrower, Guarantor hereby agree as follows:

1.                                       Definitions.  All capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Note.  In addition, the following terms used herein shall have the following meanings:

“Guaranteed Obligations” means the full, complete and punctual observance, performance, payment and satisfaction of all of the Obligations.  The failure by Guarantor to pay or perform any Guaranteed Obligations or any other covenant, agreement or obligation of Guarantor under this Guaranty, or the inaccuracy in any material respect when made of any material representation or warranty of Guarantor in this Guaranty shall constitute an “Event of Default” for purposes of this Guaranty and the Note.

“Guarantor” shall have its meaning set forth in the first paragraph hereof.

2.                                       Guaranty.  Guarantor hereby unconditionally, absolutely and irrevocably guarantees to Lender, its successors and assigns, the due payment, fulfillment and performance of the Guaranteed Obligations.  Guarantor hereby irrevocably and unconditionally covenants and agrees that it is liable for and shall pay the Guaranteed Obligations as primary obligor.

3.                                       Continuing Guaranty.  This is an irrevocable, absolute, continuing Guaranty of payment and performance.  This Guaranty may not be revoked by Guarantor and shall continue to be effective with respect to the Guaranteed Obligations arising or created after any attempted revocation by Guarantor and after Guarantor’s dissolution (in which event this Guaranty shall be binding upon Guarantor’s successors and assigns).  It is the intent of Guarantor that the obligations and liabilities of Guarantor hereunder are absolute and unconditional, except as specifically set forth herein, under any and all circumstances, and that until the Guaranteed Obligations are fully, finally and indefeasibly satisfied, such obligations and liabilities shall not be discharged or released in whole or in part, by any act or occurrence which might, but for the provisions of this Guaranty, be deemed a legal or equitable discharge or release of Guarantor. Each and every default in payment of any amounts due or performance of any obligation required under this Guaranty shall give rise to a separate cause of action hereunder, and separate suits may be brought hereunder as each cause of action arises, or, in the discretion of Lender, may be brought as a consolidated suit or suits.  This is a guaranty of payment and performance and not of collection.

4.                                       Waivers.

(a)                                  Guarantor hereby assents to all terms and agreements heretofore or hereafter made by Borrower with Lender, and, except as such waiver may be expressly prohibited by law, waives to the extent permitted by applicable law notice of:

(i)                                     Any loans or advances made by Lender to Borrower under the Note;

(ii)                                  The present existence or future incurring of any of Guaranteed Obligations or any future modifications thereof or any terms or amounts thereof;

(iii)                               The obtaining or release of any guaranty or surety agreement (in addition to this Guaranty), pledge, assignment, or other security for any of the Guaranteed Obligations; and

(iv)                              Notice of protest, default, notice of intent to accelerate and notice of acceleration in relation to any instrument relating to the Guaranteed Obligations.

(b)                                 Guarantor hereby waives to the extent permitted by applicable law any rights and defenses that Guarantor might have as a result of any representation, warranty or statement made by Lender or its agents to Guarantor in order to induce Guarantor to execute this Guaranty and further waives to the extent permitted by applicable law any other circumstance that might otherwise constitute a legal or equitable discharge or defense of Guarantor.  Notwithstanding the foregoing, Guarantor does not waive the defense of payment or performance in full of the Guaranteed Obligations.

(c)                                  Following an Event of Default, Lender in its sole discretion, without prior notice to or consent of Guarantor, may elect to: (i) foreclose either judicially or nonjudicially against any security it may hold for the Loan, (ii) accept a transfer of any such security in lieu of foreclosure, (iii) compromise or adjust the Loan or any part of it or make any other accommodation with Borrower or Guarantor, or (iv) exercise any other remedy against Borrower or any security.  No such action by Lender shall release or limit the liability of Guarantor, which shall remain liable under this Guaranty after the action, even if the effect of the action is to deprive Guarantor of any subrogation rights, rights of indemnity, or other rights to collect reimbursement from Borrower for any sums paid to Lender, whether contractual or arising by operation of law or otherwise.  Guarantor expressly agrees that under no circumstances shall it be deemed to have any right, title, interest or claim in or to any real or personal property to be held by Lender or any third party after any foreclosure or transfer in lieu of foreclosure of any security for the Loan.

5.                                       Events and Circumstances Not Reducing or Discharging Guarantor’s Obligations.  Guarantor hereby consents and agrees to each of the following, and agrees that Guarantor’s obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives to the extent permitted by applicable law any rights and defenses (other than the defense of the payment in full of the Guaranteed Obligations and excluding the rights to notice, if any, as herein provided or as required by law) which Guarantor might have otherwise as a result of or in connection with any of the following:

(a)                                  any and all extensions, modifications, adjustments, indulgences, forbearances or compromises that might be granted or given by Lender to Borrower, including, without limitation, any and all amendments, modifications, supplements, extensions or restatements of the Note;

(b)                                 the insolvency, bankruptcy, rearrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of Borrower or any other party at any time liable for the payment of all or part of the Guaranteed Obligations; or any dissolution, consolidation or merger of Borrower or Guarantor, or any sale, lease or transfer of any or all of the assets of Borrower or Guarantor, or any changes in the ownership of Borrower or Guarantor;

(c)                                  the invalidity, illegality or unenforceability of all or any part of the Guaranteed Obligations, or any document or agreement executed in connection with the Guaranteed Obligations, for any reason whatsoever, including, without limitation, the fact that the Guaranteed Obligations, or any part thereof exceeds the amount permitted by law, the act of creating the Guaranteed Obligations or any part thereof is ultra vires, the representatives executing the Note or otherwise creating the any Guaranteed Obligations acted in excess of their authority, the Guaranteed Obligations violate applicable usury laws, Borrower has valid defenses, claims or offsets (whether at law, in equity or by agreement), other than payments, that render the Guaranteed Obligations wholly or partially uncollectible from Borrower, the creation, performance or repayment of the Guaranteed Obligations is illegal, uncollectible, legally impossible or unenforceable, or the Note is irregular or not genuine or authentic;

(d)                                 the taking or accepting of any security, collateral, or other assurance of the payment, for all or any of the Guaranteed Obligations;

(e)                                  any release, surrender or exchange of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Obligations;

(f)                                    the failure of Lender or any other party to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security;

(g)                                 the fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranteed Obligations shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by Guarantor that Guarantor is not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of any of the collateral for the Guaranteed Obligations;

(h)                                 any payment by Borrower to Lender is held to constitute a preference under the bankruptcy code, or for any reason Lender is required to refund such payment or pay such amounts to such Borrower, or any other Person; or

(i)                                     any other action taken or omitted to be taken with respect to the Note, the Guaranteed Obligations, the security and collateral therefor, whether or not such action or omission prejudices Guarantor or increases the likelihood that Guarantor will be required to pay the Guaranteed Obligations.

It is the unambiguous and unequivocal intention of Guarantor that Guarantor shall be obligated to pay and perform the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of all Guaranteed Obligations.

6.                                       Payment and Performance by Guarantor.  If the Guaranteed Obligations, or any part thereof, are not punctually paid or performed, Guarantor shall, immediately upon written demand and without protest or notice of protest, pay the amount due thereon to Lender pursuant to the Note (subject to the limitations set forth herein), at the address of Lender set forth in the Note or as otherwise designated by Lender.  Such demand(s) may be made at any time coincident with or after the time for payment or performance of all or part of the Guaranteed Obligations.  Such demand shall be deemed made if given in accordance with Paragraph 15 hereof.  It shall not be necessary for Lender, in order to enforce such payment or performance by Guarantor, first to institute suit or exhaust its remedies against Borrower, or others liable to pay or perform such Guaranteed Obligations, or to enforce its rights against any security or collateral that shall ever have been given to secure the Guaranteed Obligations.  Lender shall not be required to mitigate damages or take any other action to reduce, collect or enforce the Guaranteed Obligations.  No set-off, counterclaim, reduction, or diminution of any Obligations, or any defense of any kind or nature that Guarantor has or may hereafter have against Borrower or Lender shall be available hereunder to Guarantor other than the defense of the payment in full of the Guaranteed Obligations.

7.                                       Concurrent Exercise of Remedies.  The exercise by Lender of any right or remedy hereunder or under any other instrument or at law or in equity shall not preclude the concurrent or subsequent exercise of any other instrument or remedy at law or in equity and shall not preclude the concurrent or subsequent exercise of any other right or remedy.

8.                                       Application of Payments.  If, at any time, there is any Obligations (or any portion thereof) of Borrower to Lender that are not guaranteed by Guarantor, Lender, without in any manner impairing its rights hereunder, may, at its option, apply all amounts realized by Lender from collateral or security held by Lender first to the payment of such unguaranteed Obligations, with the remaining amounts, if any, to then be applied to the payment of the Obligations guaranteed by Guarantor.

9.                                       Suits, Releases of Settlements with Others. Guarantor agrees that Lender, in its sole discretion, may bring suit against any other guarantor without impairing the rights of Lender or its successors and assigns against Guarantor or any other guarantor of the Guaranteed Obligations; and Lender may settle or compromise with such other guarantor for such sum or sums as Lender may see fit and release such other guarantor from all further liability to Lender, all without impairing its rights against Guarantor.

10.                                 Warranties and Representations and Agreements.

(a)                                  Guarantor warrants, represents, and agrees as of the date hereof as follows:

(i)                                     Guarantor has received, or will receive, direct or indirect benefit from the making of this Guaranty, the making of the Loan and the entering into and execution of Note in connection therewith;

(ii)                                  Guarantor is familiar with, and has independently reviewed the financial condition of the Borrower and is familiar with the value of any and all collateral intended to be created as security for the payment and performance of the Guaranteed Obligations, and Guarantor assumes full responsibility for keeping fully informed as to such matters in the future; however, Guarantor is not relying on such financial condition or the collateral as an inducement to enter into this Guaranty; and

(iii)                               Guarantor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation;

(iv)                              Guarantor has (A) the corporate power and authority to execute and deliver, and to perform its obligations under, this Guaranty, and (B) taken all necessary action to authorize Guarantor’s execution, delivery and performance of this Guaranty;

(v)                                 this Guaranty has been duly executed and delivered by Guarantor and constitutes the legal, valid and binding obligations of Guarantor enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors’ rights generally, general equitable principles and an implied covenant of good faith and fair dealing;

(vi)                              the execution, delivery and performance of this Guaranty will not (A) violate any provision of Guarantor’s certificate of incorporation or bylaws or any material law or regulation applicable to Guarantor (B) violate, result in a breach of, or constitute a default under, any agreement, document or instrument to which Guarantor is a party or is bound or by which its properties may be bound or affected, and (C) result in or require the creation or imposition of any lien upon the property, assets, income, revenues, or rights in respect thereof of Guarantor pursuant to (1) any law or regulation applicable to Guarantor, (2) the organizational documents of Guarantor or (3) any agreement or instrument to which Guarantor is a party or is bound or by which its properties may be bound or affected;

(vii)                           no consent, approval or authorization of, or registration, declaration or filing with, or other act by or in respect of, any arbitrator, any Governmental Authority or any other Person is required in connection with the execution, delivery or performance of this Guaranty by Guarantor;

11.                                 Subordination.  If, for any reason Borrower is now or hereafter becomes indebted to Guarantor (such indebtedness and all interest thereon being referred to as the “Affiliated Debt”), such Affiliated Debt shall, at all times, be subordinate in all respects to the full payment and performance of the Obligations, and Guarantor shall not be entitled to enforce or receive payment thereof until all of the Obligations have been fully paid.  Guarantor agrees that any liens, mortgages, deeds of trust, security interests, judgment liens, charges or other encumbrances upon Borrower’s assets securing payment of the Affiliated Debt shall be and remain subordinate and inferior to any liens, security interests, judgment liens, charge or other encumbrances upon Borrower’s assets securing the payment of the Indebtedness and Obligations evidenced by the Note and Guaranteed Obligations, and without the prior written consent of Lender, Guarantor shall not exercise or enforce any creditor’s rights of any nature against Borrower to collect the Affiliated Debt (other than demand payment therefor).  In the event of the receivership, bankruptcy, reorganization, arrangement, debtor’s relief or other insolvency proceedings involving Borrower as a debtor, Lender shall have the right and authority, either in its own name or as attorney-in-fact for Guarantor, to file such proof of debt claim, petition or other documents and to take such other steps as are necessary to prove its rights hereunder.

12.                                 Waiver of Subrogation.  Notwithstanding any other provision of this Guaranty to the contrary, until the Obligations are indefeasibly paid and performed in full, Guarantor hereby waives to the extent permitted by applicable law any claim or other rights that Guarantor may now have or hereafter acquire against Borrower or any other guarantor of all or any of the obligations that arise from the existence or performance of Guarantor’s obligations under this Guaranty (all such claims and rights are referred to as “Guarantor’s Conditional Rights”), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, any right to participate in any claim or remedy of Lender against Borrower or any security or collateral that Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute (including the bankruptcy code or any successor or similar statute) or common law, by any payment made hereunder or otherwise, including without limitation, the right to take or receive from Borrower, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights.  If, notwithstanding the foregoing provisions, any amount shall be paid to Guarantor on account of Guarantor’s Conditional Rights and either (i) such amount is paid to Guarantor at any time when the Guaranteed Obligations shall not have been paid or performed in full, or (ii) regardless of when such amount is paid to Guarantor, any payment made by Borrower to Lender is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by Lender or paid over to a trustee, receiver or any other entity, whether under any bankruptcy act or otherwise (such payment, a “Preferential Payment”), then such amount paid to Guarantor shall be held in trust for the benefit of Lender and shall forthwith be paid to Lender to be credited and applied upon the Guaranteed Obligations, to the extent matured or otherwise returned to the Borrower.  The foregoing waivers shall be effective until the Guaranteed Obligations have been paid and performed in full.

13.                                 Election of Remedies; Deficiency Judgment.

(a)                                  Without limiting the foregoing, Guarantor waives to the extent permitted by applicable law all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as nonjudicial foreclosure with respect to security for a Guaranteed Obligation, if any, has destroyed Guarantor’s rights of subrogation and reimbursement.

(b)                                 Guarantor intentionally, freely, irrevocably and unconditionally waives to the extent permitted by applicable law and relinquishes all rights that may be available to it under any provision of applicable law to limit the amount of any deficiency judgment or other judgment that may be obtained against Guarantor under this Guaranty.

14.                                 Successors and Assigns.  This Guaranty is for the benefit of Lender, its successors and assigns, and in the event of a assignment by Lender, its successors and assigns, of the obligations evidenced by the Note, or any part or parts thereof, the rights and benefits hereunder, to the extent applicable to the obligations so assigned, may be transferred with such obligations.  This Guaranty is binding upon the Guarantor and its successors and assigns.

15.                                 No Release if Preference, Refund, Etc.  In the event any payment by Borrower to Lender of the Guaranteed Obligations is determined to be a preferential payment under any applicable bankruptcy or insolvency laws, or if for any reason Lender is required to refund part or all of any payment or pay the amount thereof to any other party, such repayment by Lender to Borrower shall not constitute a release of Guarantor from any liability hereunder, and Guarantor agrees to pay such amount to Lender upon demand to the extent such amount constitutes a Guaranteed Obligation for which Guarantor is liable.

16.                                 Notices.  All notices, requests, demands and consents to be made hereunder to the parties hereto shall be made and delivered in the manner set forth in Section 9.2 of the Merger Agreement.

17.                                 Severability.  Any term or provision of this Guaranty that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.  If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Guaranty shall be enforceable as so modified.  In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

18.                                 Integration.  The Note, this Guaranty and the Merger Agreement constitutes the entire agreement among Borrower, Guarantor and Lender and supersedes any prior understandings, agreements or representations by or among the parties hereto, or any of them, written or oral, with respect to the subject matter hereof, and the parties hereto specifically disclaim reliance on any such prior understandings, agreements or representations to the extent not embodied in the Note, thhis Guaranty or the Merger Agreement.  Notwithstanding the foregoing, the Confidentiality Agreement shall remain in effect in accordance with its terms.

19.                                 Amendments in Writing; No Waiver; Cumulative Remedies.

(a)                                  None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except by a written instrument executed by Guarantor and Lender.

(b)                                 Guarantor hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever.  Lender shall not by any act (except by a written instrument pursuant to paragraph (a) of this Section 18), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default or in any breach of any of the terms and conditions hereof.  No failure to exercise, nor any delay in exercising, on the part of Lender, any right, power or privilege hereunder shall operate as a waiver thereof.  No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  A waiver by Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have on any future occasion.

(c)                                  The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

20.                                 Interpretation.  When reference is made in this Guaranty to a Section, such reference shall be to a Section of this Guaranty, unless otherwise indicated.  The language used in this Guaranty shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.  Whenever the context may require, any pronouns used in this Guaranty shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.  Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.  Whenever the words “include,” “includes” or “including” are used in this Guaranty, they shall be deemed to be followed by the words “without limitation.”  Whenever the words “herein,” “hereby” or “hereof” (or similar terms) are used in this Guaranty, they shall be deemed to be referring to all of the provisions of this Guaranty as a whole, and not to any particular section, article or provision unless the context clearly intends otherwise.  No summary of this Guaranty prepared by any party shall affect the meaning or interpretation of this Guaranty.

21.                                 Counterparts. This Guaranty may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart.  This Guaranty may be executed and delivered by facsimile or other electronic transmission (including delivery through electronic mail).

22.                                 Governing Law.  This Guaranty shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of Delaware.

23.                                 Submission to Jurisdiction.  Each of Guarantor and Lender (a) consents to submit itself to the personal jurisdiction of the Court of Chancery of the State of Delaware in any action or proceeding arising out of or relating to this Guaranty or any of the transactions contemplated by this Guaranty or the Guaranty, (b) agrees that all claims in respect of such action or proceeding may be heard and determined only in such court, (c) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (d) agrees not to bring any action or proceeding arising out of or relating to this Guaranty or any of the transactions contemplated by this Guaranty or the Guaranty in any other court.  Each of the parties hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto.  Any party hereto may make service on another party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 9.2 of Merger Agreement.  Nothing in this Section 22, however, shall affect the right of any party to serve legal process in any other manner permitted by law.

24.                                 Waiver of Jury Trial.  EACH OF GUARANTOR AND LENDER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION,

PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE ACTIONS OF GUARANTOR OR LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

25.                                 Attorney’s Fees.  If any action or other proceeding relating to the enforcement of any provision of this Guaranty is brought by any party hereto, the prevailing party shall be entitled to recover reasonable attorney’s fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

26.                                 Reinstatement.  The obligations of Guarantor under this Guaranty shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of Borrower in respect of the Loan is rescinded or must be otherwise restored by Lender, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

27.                                 Time.  Time is of the essence of this Guaranty and each of the provisions hereof.

28.                                 Obligations of Guarantor Joint and Several.  Each natural person and legal entity comprising Guarantor shall be jointly and severally liable and obligated for the obligations of the Guarantor under this Guaranty.

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IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of the day and year first above written.

GUARANTOR:

BIOSPHERE MEDICAL JAPAN, INC.

By:	/s/ Martin J. Joyce
Name: Martin J. Joyce
Title: President and Chairman

BSMD VENTURES, INC.

By:	/s/ Martin J. Joyce
Name: Martin J. Joyce
Title: President and Chairman

BIOSPHERE MEDICAL S.A.

By:	/s/ Richard J. Faleschini
Name: Richard J. Faleschini
Title: